EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-6,
                   Asset-Backed Certificates, Series 2005-6

Goldman Sachs                                                      GSAA 05 06
==============================================================================



------------------------------------------------------------------------------
Stats
------------------------------------------------------------------------------
Count: 4126
Schedule Balance: $1,103,723,901.40
AverageSched Bal: $267,504.58
GrossWAC: 5.792
NetWAC: 5.521
OTERM: 360
RTERM: 359
ATERM: 357
AGE: 1
First CAP: 5.45
Periodic CAP: 2.35
MAXRATE: 11.60
MINRATE: 2.52
MTR: 43.09
MARGIN: 2.50
OLTV: 77.11
COLTV: 88.06
FICO: 713.549
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Current Rate                                      Percent
------------------------------------------------------------------------------
3.001 - 3.500                                      0.04
3.501 - 4.000                                      0.02
4.001 - 4.500                                      0.50
4.501 - 5.000                                      5.20
5.001 - 5.500                                     28.88
5.501 - 6.000                                     41.15
6.001 - 6.500                                     15.95
6.501 - 7.000                                      6.61
7.001 - 7.500                                      1.25
7.501 - 8.000                                      0.27
8.001 - 8.500                                      0.14
------------------------------------------------------------------------------

Total:                                           100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Scheduled Balance                                 Percent
------------------------------------------------------------------------------
0.01 - 50,000.00                                   0.07
50,000.01 - 100,000.00                             2.02
100,000.01 - 150,000.00                            7.80
150,000.01 - 200,000.00                           11.35
200,000.01 - 250,000.00                           12.25
250,000.01 - 275,000.00                            6.41
275,000.01 - 350,000.00                           19.30
350,000.01 - 400,000.00                            8.35
400,000.01 - 450,000.00                            5.92
450,000.01 - 500,000.00                            6.81
500,000.01 - 550,000.00                            3.80
550,000.01 - 600,000.00                            3.81
600,000.01 - 750,000.00                            5.69
750,000.01 - 850,000.00                            1.31
850,000.01 - 950,000.00                            2.28
950,000.01 - 1,000,000.00                          2.42
1,000,000.01 - 1,250,000.00                        0.41
------------------------------------------------------------------------------

Total:                                           100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Original Term         Percent
------------------------------------------------------------------------------
180                    0.00
316                    0.01
360                   99.99
------------------------------------------------------------------------------

Total:               100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------

RemTerm               Percent
------------------------------------------------------------------------------
179.000                0.00
315.000                0.01
350.000                0.02
351.000                0.04
352.000                0.19
353.000                0.41
354.000                0.31
355.000                1.50
356.000                6.48
357.000                5.63
358.000               13.79
359.000               39.22
360.000               32.38
------------------------------------------------------------------------------

Total:               100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Am WAM                Percent
------------------------------------------------------------------------------
0.000 - 59.999        90.36
120.000 - 179.999      0.00
180.000 - 239.999      0.07
300.000 - 359.999      8.54
360.000 >=             1.02
------------------------------------------------------------------------------

Total:               100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Age                   Percent
------------------------------------------------------------------------------
0                     32.34
1                     39.27
2                     13.79
3                      5.63
4                      6.48
5                      1.50
6                      0.31
7                      0.41
8                      0.19
9                      0.04
10                     0.02
------------------------------------------------------------------------------

Total:               100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
States                Percent
------------------------------------------------------------------------------
CA                    49.24
FL                     5.13
AZ                     3.78
VA                     4.78
GA                     3.02
NV                     4.00
MD                     3.52
CO                     2.41
IL                     2.96
WA                     2.42
Other                 18.73
------------------------------------------------------------------------------

Total:               100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Original LTV          Percent
------------------------------------------------------------------------------
0.001 - 50.000         2.17
50.001 - 60.000        2.50
60.001 - 70.000        9.73
70.001 - 75.000        9.21
75.001 - 80.000       70.75
80.001 - 85.000        0.76
85.001 - 90.000        2.81
90.001 - 95.000        1.68
95.001 - 100.000       0.38
------------------------------------------------------------------------------

Total:               100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Combined LTV          Percent
------------------------------------------------------------------------------
0.001 - 50.000         1.98
50.001 - 60.000        1.71
60.001 - 70.000        6.44
70.001 - 75.000        5.69
75.001 - 80.000       16.59
80.001 - 85.000        2.08
85.001 - 90.000       18.10
90.001 - 95.000       13.23
95.001 - 100.000      34.16
------------------------------------------------------------------------------

Total:               100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
FICO                  Percent
------------------------------------------------------------------------------
560.000 - 579.999      0.05
580.000 - 599.999      0.01
600.000 - 619.999      0.17
620.000 - 639.999      2.26
640.000 - 659.999      6.02
660.000 - 679.999     14.25
680.000 - 699.999     17.08
700.000 - 719.999     18.79
720.000 - 739.999     12.89
740.000 - 759.999     12.25
760.000 - 779.999      8.80
780.000 - 799.999      5.63
800.000 - 819.999      1.77
820.000 - 839.999      0.03
------------------------------------------------------------------------------

Total:               100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
PMI                               Percent
------------------------------------------------------------------------------
CMAC                                0.26
GEMICO                              0.54
MORTGAGE GUARANTY INSURANCE         1.08
CO
OLTV <= 80 - NO MI                 94.36
PMI MORTGAGE INSURANCE CO           1.71
RADIAN                              0.60
REPUBLIC MORTGAGE INSUANCE CO       0.54
TRIAD                               0.43
UGIC                                0.49
------------------------------------------------------------------------------

Total:                            100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Occupancy Code               Percent
------------------------------------------------------------------------------
NON OWNER                    17.00
OWNER OCCUPIED               80.00
SECOND HOME                   3.01
------------------------------------------------------------------------------

Total:                      100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Property Type                Percent
------------------------------------------------------------------------------
2-4 FAMILY                    5.89
CONDO                        11.28
HI-RISE CONDO                 0.65
PUD                          13.49
PUD ATTACHED                  1.76
PUD DETACHED                  7.51
SINGLE FAMILY                38.32
SINGLE FAMILY ATTACHED        0.78
SINGLE FAMILY DETACHED       20.31
------------------------------------------------------------------------------

Total:                      100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Purpose                      Percent
------------------------------------------------------------------------------
CASHOUT REFI                 23.31
PURCHASE                     64.83
RATE/TERM REFI               11.86
------------------------------------------------------------------------------

Total:                      100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Documentation Type           Percent
------------------------------------------------------------------------------
FULL/ALT DOC                   27.26
NO DOC WITH VERFIED ASSETS      2.05
NO DOC/NINA                     8.96
REDUCED DOC                     5.26
STATED DOC                     56.47
------------------------------------------------------------------------------

Total:                        100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Interest Only                Percent
------------------------------------------------------------------------------
N                             9.64
Y                            90.36
------------------------------------------------------------------------------

Total:                      100.00
------------------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

------------------------------------------------------------------------------
                        May 2, 2005 17:09                       Page 1 of 2

Goldman Sachs                                                      GSAA 05 06
==============================================================================


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Interest Only Term                          Percent
------------------------------------------------------------------------------
0.000                                        9.64
6.000                                        0.05
24.000                                       0.46
36.000                                       4.12
60.000                                      24.05
84.000                                       0.16
120.000                                     61.52
------------------------------------------------------------------------------

Total:                                     100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Silent                                      Percent
------------------------------------------------------------------------------
N                                           34.91
Y                                           65.09
------------------------------------------------------------------------------

Total:                                     100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Prepay Flag                                 Percent
------------------------------------------------------------------------------
N                                           71.46
Y                                           28.54

------------------------------------------------------------------------------
Total:                                     100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Prepay Term                                 Percent
------------------------------------------------------------------------------
0.000                                       71.46
3.000                                        0.05
6.000                                        3.91
7.000                                        0.52
12.000                                       2.02
24.000                                       2.75
30.000                                       0.03
36.000                                      16.88
42.000                                       0.37
60.000                                       2.01

------------------------------------------------------------------------------
Total:                                     100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
DTI                                         Percent
------------------------------------------------------------------------------
<= 0.000                                    11.29
0.001 - 10.000                               0.47
10.001 - 20.000                              2.36
20.001 - 30.000                             12.49
30.001 - 40.000                             48.20
40.001 - 50.000                             23.97
50.001 - 60.000                              1.19
60.001 - 70.000                              0.03
------------------------------------------------------------------------------

Total:                                     100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Conforming                                  Percent
------------------------------------------------------------------------------
CONFORMING                                  63.24
NON CONFORMING                              36.76
------------------------------------------------------------------------------

Total:                                     100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Arm Index              Percent
------------------------------------------------------------------------------
1 MONTH LIBOR           2.19
1 YEAR LIBOR           24.70
1 YEAR TREASURY         0.01
6 MONTH LIBOR          73.10
------------------------------------------------------------------------------

Total:                100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Margins                Percent
------------------------------------------------------------------------------
1.001 - 1.500           0.04
1.501 - 2.000           0.79
2.001 - 2.500          64.06
2.501 - 3.000          24.07
3.001 - 3.500          11.05
------------------------------------------------------------------------------

Total:                100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
First Adjustment Cap   Percent
------------------------------------------------------------------------------
1.000                   0.59
2.000                   1.66
3.000                   7.61
4.000                   0.19
4.250                   0.05
4.750                   0.02
5.000                  59.08
5.875                   0.02
6.000                  24.67
12.000                  6.11
------------------------------------------------------------------------------

Total:                100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Periodic Cap           Percent
------------------------------------------------------------------------------
1.000                  37.37
2.000                  45.34
3.000                   0.05
5.000                   1.62
6.000                   9.67
6.125                   0.56
6.250                   0.29
6.375                   0.36
6.500                   0.64
6.625                   0.59
6.750                   0.65
6.875                   0.46
7.000                   0.71
7.125                   0.71
7.250                   0.62
7.375                   0.18
7.500                   0.05
7.625                   0.11
8.125                   0.01
8.500                   0.04
------------------------------------------------------------------------------

Total:                100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Max Rate              Percent
------------------------------------------------------------------------------
9.001 - 9.500          0.01
9.501 - 10.000         1.13
10.001 - 10.500       11.71
10.501 - 11.000       16.38
11.001 - 11.500       20.34
11.501 - 12.000       33.41
12.001 - 12.500        9.82
12.501 - 13.000        3.79
13.001 - 13.500        1.23
13.501 - 14.000        0.14
15.001 >=              2.04
------------------------------------------------------------------------------

Total:               100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Floor Rate            Percent
------------------------------------------------------------------------------
1.001 - 1.500          0.04
1.501 - 2.000          0.79
2.001 - 2.500         62.90
2.501 - 3.000         24.43
3.001 - 3.500         11.10
3.501 - 4.000          0.26
4.001 - 4.500          0.13
4.501 - 5.000          0.11
5.001 - 5.500          0.15
5.501 - 6.000          0.01
6.001 - 6.500          0.01
6.501 - 7.000          0.06
7.001 >=               0.02
------------------------------------------------------------------------------

Total:               100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Number of Units       Percent
------------------------------------------------------------------------------
1                     94.07
2                      3.09
3                      1.47
4                      1.37
------------------------------------------------------------------------------

Total:               100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Product Type          Percent
------------------------------------------------------------------------------
1 MONTH ARM            2.19
10 YEAR ARM            0.41
2 YEAR ARM             3.59
3 YEAR ARM            40.45
5 YEAR ARM            45.17
6 MONTH ARM            7.23
7 YEAR ARM             0.96
------------------------------------------------------------------------------

Total:               100.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Employment Flag       Percent
------------------------------------------------------------------------------
N                     76.93
Y                     23.07
------------------------------------------------------------------------------

Total:               100.00
------------------------------------------------------------------------------





------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

------------------------------------------------------------------------------
                        May 2, 2005 17:09                       Page 2 of 2